SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 10, 1996

                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                              INTERCELL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                    Colorado               0-14306        84-0928627
          ------------------------------------------------------------
          (State or other jurisdiction (Commission File  (IRS Employer
                 of incorporation)          Number)       Identification
                                                             Number)


                           4455 E. Camelback Rd. E-160
                             Phoenix, Arizona 85018
            --------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (602) 952-1528
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                      5210 East Williams Circle, Suite 730
                              Tucson, Arizona 85711
             -------------------------------------------------------
                         (Former name or former address)



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ITEM 5   OTHER EVENTS

On July 10, 1996, Intercell Corporation, (the "Registrant") completed an offering of One Thousand (1,000) of its Series B No Par Value Preferred Stock (the "Preferred Shares"), with attached Warrants, for an aggregate of Ten Million Dollars ($10,000,000.00) pursuant to Regulation S under the Securities Act of 1933, as amended.

The terms of the Preferred Shares provide that they may be converted into common stock of the Registrant at a price of $3.9375 per share convertible as follows:

         1. Up to One-Third (1/3) of the Preferred Shares initially issued to the holder at any time beginning Forty-Five (45) days following the date of the last closing, which is July 10, 1996 and thereafter;

         2. Up to an additional One-Third (1/3) of the Preferred Shares at any time beginning Seventy-Five (75) days following July 10, 1996 or at any time thereafter; and

         3. All remaining Preferred Shares held by the holder at any time beginning One Hundred and Five (105) days following July 10, 1996.

Each share of Preferred Stock is accompanied by a Warrant to purchase a number of common shares of the Company equal to thirty percent (30%) of the original aggregate purchase price of the Preferred Stock at an exercise price of $3.9375 per share, beginning One Hundred and Five (105) Days after July 1, 1996. The Warrants contain a provision for a cashless exercise. If the holder elects to exercise the Warrants, on a cashless exercise basis, the number of shares issuable upon such exercise is reduced. The Registrant also agreed to certain registration obligations relating to the Securities offered pursuant to the Regulation S Offering.

The Regulation S Offering was sold to Twenty-Three (23) non-U.S. institutional persons.

Registrant received net proceeds from the Regulation S Offering of Eight point Nine Million Dollars ($8,900,000.00).

See Item 7, Exhibits.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibits.

         4.1  Certificate of Designation for Series B Preferred Stock.

         4.2  Specimen Warrant attached to Series B Preferred Stock.

         4.3  Specimen Registration Rights Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 10, 1996
                                          INTERCELL CORPORATION


                                          /s/ Gordon J. Sales
                                          -------------------------------------
                                          Gordon J. Sales, President &
                                          Chief Executive Officer






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